UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2014

Rockwood Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of Principal Executive Offices, including Zip Code)

(609) 514-0300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the consummation of the Acquisition described below in Item 2.01, on May 28, 2014, Rockwood Holdings, Inc. (the “Company”), through a wholly owned United Kingdom incorporated company, RT Lithium Limited (“RTLi”), entered into a Deed of Cross Security (the “Deed of Cross Security”) with Tianqi UK Limited (“Tianqi”), a wholly-owned subsidiary of Sichuan Tianqi Lithium Industries, Inc., which is the majority shareholder in Windfield Holdings Pty Ltd (“Windfield”) pursuant to which each of the Company and Tianqi will secure the obligations it owes to the other in accordance with certain provisions of the Shareholders Agreement, dated March 31, 2014, with Chengdu Tianqi Group Co., Ltd., Sichuan Tianqi Lithium Industries, Inc., RTLi and Windfield (including the transfer of shares in Windfield upon an event of default, the terms and consequences of transfer of shares in Windfield and drag-along rights) by pledging its shares in Windfield to the other pursuant to the Deed of Cross Security.

The foregoing description of the Deed of Cross Security is qualified in its entirety by reference to the Deed of Cross Security and the Shareholders Agreement, each of which is incorporated herein by reference to Exhibits 10.1 and 10.2 hereto, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 28, 2014, the Company completed the purchase of a 49% equity interest in Windfield, the parent of Talison Lithium Pty Ltd, a company incorporated in Australia, through RTLi from selling shareholders, Tianqi Group HK Co., Limited and a minority shareholder, with cash on hand for an aggregate amount of approximately $513.3 million, which includes the original price of approximately $475.3 million plus an adjustment for Windfield’s estimated net cash and certain other customary adjustments (subject to certain additional customary post-completion adjustments) (the “Acquisition”).  Windfield is now owned 51% by Tianqi and 49% by the Company through RTLi.  Windfield is a leading mining and processing operation of lithium-bearing spodumene.

The foregoing description of the Acquisition is qualified in its entirety by reference to the Amended and Restated Acquisition Agreement, dated as of March 31, 2014, with RTLi, Tianqi Group HK Co., Limited, Leader Investment Corporation and Windfield and the Shareholders Agreement, each of which is incorporated herein by reference to Exhibits 2.1 and 10.2 hereto, respectively.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the press release of the Company, dated May 28, 2014 announcing the completion of the acquisition of a 49% interest in Windfield by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Amended and Restated Acquisition Agreement, dated as of March 31, 2014, among RT Lithium Limited, Tianqi Group HK Co., Limited, Leader Investment Corporation and Windfield Holdings Pty Ltd. (incorporated by reference from Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2014).

10.1	Deed of Cross Security, dated May 28, 2014, between RT Lithium Limited and Tianqi UK Limited.

10.2

Shareholders Agreement, dated March 31, 2014, among Chengdu Tianqi Group Co., Ltd., RT Lithium Limited and Windfield Holdings Pty Ltd. (incorporated by reference from Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2014).

99.1	Press Release dated May 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

	By:	/s/ Michael W. Valente
		Name:	Michael W. Valente
		Title:	Assistant Secretary

Dated: June 2, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1

Amended and Restated Acquisition Agreement, dated as of March 31, 2014, among RT Lithium Limited, Tianqi Group HK Co., Limited, Leader Investment Corporation and Windfield Holdings Pty Ltd. (incorporated by reference from Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2014).

10.1	Deed of Cross Security, dated May 28, 2014, between RT Lithium Limited and Tianqi UK Limited.

10.2

Shareholders Agreement, dated March 31, 2014, among Chengdu Tianqi Group Co., Ltd., RT Lithium Limited and Windfield Holdings Pty Ltd. (incorporated by reference from Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2014).

99.1	Press Release dated May 28, 2014.